UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 14th, 2009

Great Wall Builders Ltd.
(Exact name of registrant as specified in its charter)

Texas	333-153182	71-1051037
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Fountainview #115B
Houston, Texas 77057
(Address of principal executive offices)

(281)-575-0636
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13-e4(c)

Section 8.OTHER EVENTS

Item 8.01 Other Events

The Company signed a LETTER OF INTENT with Tianjin International Financing Services Ltd. ( IFS), www.chinaifs.com. On 08/14/2009. IFS will be acting as one of our merger and/or acquisition and equity investment advisors.

Item 9.01 Financial statements and exhibits-

Exhibit 1- PRESS RELEASE dated August 17th, 2009
Exhibit 2- LETTER OF INTENT dated August 14th, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wall Builders Ltd.,
/s/ Tian Jia
Chief Executive Officer &
Chief Financial Officer
August 17th, 2009